                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 31, 1996

                      AMERICAN BUSINESS PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)



       GEORGIA                  1-7088                     58-1030529
      (State of           (Commission File No.)          (I.R.S. Employer
    incorporation)                                      Identification No.)


                     2100 RIVEREDGE PARKWAY, SUITE 1200
                           ATLANTA, GEORGIA  30328
        (Address of principal executive offices, including zip code)


                               (770) 953-8300
            (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective on December 31, 1996 (the "Effective Time"), VANIER GRAPHICS CORPORATION, a California corporation ("Vanier"), sold substantially all its assets (the "Vanier Sale") to THE REYNOLDS AND REYNOLDS COMPANY, an Ohio corporation ("Reynolds"), for a purchase price of approximately $47,211,000 in cash (the "Purchase Price") and the assumption by Reynolds of certain liabilities of Vanier. As described in more detail below, the Purchase Price is subject to adjustment. Vanier is a wholly-owned subsidiary of AMERICAN BUSINESS PRODUCTS, INC. (the "Company").

         The Vanier Sale was consummated pursuant to a definitive Asset Purchase Agreement by and between Vanier and Reynolds dated December 23, 1996 (the "Asset Purchase Agreement"). Vanier is a manufacturer of business forms and a provider of forms management and work-flow analysis (collectively, the "Business"). The assets sold by Vanier to Reynolds consisted of substantially all of the assets of Vanier relating to the Business, consisting principally of certain plants, facilities and real property; leasehold interests; furniture and fixtures; machines and equipment; inventory; accounts receivable; customer contracts; software used in the Business; intellectual property relating to the Business; and other tangible and intangible property of Vanier relating to the Business (collectively, the "Assets"). The Assets did not include certain facilities and real property owned by Vanier. It currently is anticipated that Vanier will sell these facilities and the real property at a later date.

         In connection with the Vanier Sale, Curtis 1000, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company ("Curtis 1000"), entered into a two and one-half year supply agreement with Reynolds (the "Supply Agreement"). Prior to the Vanier Sale, Vanier provided to Curtis 1000 certain products and services relative to the business of Curtis 1000. Pursuant to the Supply Agreement, Reynolds will continue to provide to Curtis 1000 substantially the same products and services.

         The amount of consideration to be paid and the terms and conditions of the Asset Purchase Agreement, was determined through arms-length negotiation between the parties. Further, and prior to any negotiation by and between Vanier with Reynolds, Vanier and the Company engaged the investment banking firm of Dean Witter Reynolds Inc. ("Dean Witter") to provide advice and consultation with respect to the proposed Vanier Sale and to solicit indications of interest relative to the contemplated Vanier Sale. Through this process, Dean Witter identified Reynolds as an interested purchaser.

         Pursuant to the Asset Purchase Agreement, the Purchase Price was derived from the September 30, 1996 Balance Sheet of Vanier, as adjusted to eliminate the assets and liabilities that were excluded from the Vanier Sale (the "Adjusted 9/30/96 Balance Sheet"). Within ninety (90) days following the Effective Time, Vanier will prepare and deliver to Reynolds a "Closing Balance Sheet" as of the Effective Time. The Closing Balance Sheet will be prepared in accordance with generally accepted accounting principles and otherwise in a manner consistent with the Adjusted 9/30/96 Balance Sheet. The Purchase Price will be reduced or increased, as the case may be, by the amount the Acquired Net Book Value (as defined in the Asset Purchase Agreement) on the Closing Balance Sheet is less than, or greater than, as the case may be, the Acquired Net Book Value on the Adjusted 9/30/96 Balance Sheet.

         Pursuant to the Asset Purchase Agreement, Vanier agreed to indemnify Reynolds against certain potential liabilities and losses. Vanier also agreed to reimburse Reynolds for any expenses incurred by Reynolds to repair damage existing as of the Effective Time, if any, to the physical structure of two of the facilities included in the Assets. In addition, the Company has agreed to guarantee Vanier's indemnification obligations and other obligations under the Asset Purchase Agreement and the documents executed in connection therewith.

         Reynolds is a provider of integrated information management systems and related value-added services to the automotive, healthcare and general business markets. Reynolds reported fiscal 1996 revenues of approximately $1.1 billion.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


           (B)  PRO FORMA FINANCIAL INFORMATION

        The accompanying unaudited pro forma condensed consolidated financial statements give effect to the Vanier Sale as described in Item 2 of this Form 8-K. The pro forma consolidated balance sheet as of September 30, 1996 gives effect to the Vanier Sale as if the transaction occurred on that date. The pro forma consolidated statements of income for the year ended December 31, 1995 and for the nine months ended September 30, 1996 give effect to the Vanier Sale as if the transaction occurred on January 1, 1995.

        The consolidated financial information with respect to the Company as of and for the year ended December 31, 1995 has been derived from the Company's audited consolidated financial statements which are not presented herein. The consolidated financial information with respect to the Company for the nine months ended September 30, 1996 has been derived from the Company's unaudited condensed consolidated financial statements which are not presented herein.

        The pro forma condensed consolidated financial statements of the Company are presented for informational purposes only and may not reflect the Company's future results of operations or what the results of operations of the Company would have been had the Vanier Sale occurred as of the date indicated.


                        AMERICAN BUSINESS PRODUCTS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1996
                 (dollars in thousands except per share data)

                                                 ACTUAL        PRO FORMA        PRO FORMA
                                              SEPTEMBER 30,  ADJUSTMENT FOR   SEPTEMBER 30,
                                                  1996        DISPOSITION          1996
                                                  ----        -----------          ----

NET SALES                                    $    472,394    $    (98,961)      $ 373,433
                                             ------------    ------------       ---------


COST AND EXPENSES
                Cost of goods sold                332,032         (70,573)        261,459
                Selling and administrative        105,736         (23,779)         81,957
                Restructuring Expenses              5,799          (1,327)          4,472
                                             ------------    ------------       ---------
                                                  443,567         (95,679)        347,888
                                             ------------    ------------       ---------


OPERATING INCOME                                   28,827          (3,282)         25,545


OTHER INCOME (EXPENSES)
                Interest Expense                   (5,452)            257          (5,195)
                Miscellaneous-net                   3,210           1,213(1)        4,423
                                             ------------    ------------       ---------



INCOME BEFORE INCOME TAXES                         26,585          (1,812)         24,773


PROVISION FOR INCOME TAXES                         10,412            (834)          9,578
                                             ------------    ------------       ---------



NET INCOME                                   $     16,173    $       (978)(2)   $  15,195
                                             ============    ============       =========


EARNINGS PER SHARE                           $       0.99    $      (0.06)      $    0.93
                                             ============    ============       =========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
                OUTSTANDING                    16,392,705                      16,392,705
                                             ============                       =========

See accompanying notes to pro forma condensed consolidated financial statements.

                        AMERICAN BUSINESS PRODUCTS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1995
                 (dollars in thousands except per share data)

                                                 ACTUAL        PRO FORMA        PRO FORMA
                                              DECEMBER 31,  ADJUSTMENT FOR     DECEMBER 31,
                                                  1995        DISPOSITION          1995
                                                  ----        -----------          ----

NET SALES                                    $    633,955    $(137,531)      $    496,424
                                             ------------    ---------       ------------


COST AND EXPENSES
                Cost of goods sold                447,375      (98,828)           348,547
                Selling and administrative        138,474      (31,091)           107,383
                Restructuring Expenses                  0            0                  0
                                             ------------    ---------       ------------
                                                  585,849     (129,919)           455,930
                                             ------------    ---------       ------------


OPERATING INCOME                                   48,106       (7,612)            40,494


OTHER INCOME (EXPENSES)
                Interest Expense                   (8,243)         341             (7,902)
                Miscellaneous-net                   1,639        1,683(1)           3,322
                                             ------------    ---------       ------------



INCOME BEFORE INCOME TAXES                         41,502       (5,588)            35,914


PROVISION FOR INCOME TAXES                         15,997       (2,384)            13,613
                                             ------------    ---------       ------------



NET INCOME                                   $     25,505    $  (3,204)(2)   $     22,301
                                             ============    =========       ============


EARNINGS PER SHARE                           $       1.57    $   (0.19)      $       1.38
                                             ============    =========       ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
                OUTSTANDING                    16,197,044                      16,197,044
                                             ============                    ============

See accompanying notes to pro forma condensed consolidated financial statements.

                        AMERICAN BUSINESS PRODUCTS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1996
                                (in thousands)

                                                              Pro Forma
                                                             Adjustments
                                                                 for
                                               Actual        Disposition            Pro Forma
                                             ----------      -----------          ------------

Current Assets
   Cash and cash equivalents                  $  41,012     $ 45,833 (1),(2),(7)  $ 86,845
   Accounts receivable, net                      78,568      (17,152)(1)            61,416
   Inventories                                   47,610      (12,728)(1)            34,882
   Other                                          4,573          (48)(1)             4,525
                                              ---------     --------              --------
      Total Current Assets                      171,763       15,905               187,668

Plant and Equipment, net                         95,363      (12,770)(1)            82,593

Intangible Assets From Acquisitions
   Goodwill, net                                 35,562       (7,248)(1)            28,314
   Other, net                                     1,461           (3)(1)             1,458
                                              ---------     --------              --------
                                                 37,023       (7,251)               29,772

Deferred Income Taxes                            13,212       (1,317)(5)            11,895
Other Assets                                     29,980       (3,809)(1)            26,171
                                              ---------     --------              --------
                                              $ 347,341     $ (9,242)             $338,099
                                              =========     ========              ========

Current Liabilities
   Accounts payable and accrued liabilities   $  46,204     $ (1,885)(1),(3)      $ 44,319
   Salaries and wages                            12,440       (1,294)(1)            11,146
   Profit sharing contributions                   5,075                              5,075
   Current maturities of long-term debt           5,508                              5,508
                                              ---------     --------              --------
      Total Current Liabilities                  69,227       (3,179)               66,048

Long-Term Debt                                   67,743       (1,373)(7)            66,370
Supplemental Retirement Benefits                 17,942          834 (6)            18,776
Postretirement and Postemployment Benefits       22,014       (3,359)(5)            18,655

Stockholders' Equity
   Common stock                                  33,224                             33,224
   Additional paid-in capital                     6,025                              6,025
   Retained earnings                            133,501       (2,165)(4)           131,336
   Foreign currency translation adjustment          616                                616
                                              ---------     --------              --------
                                                173,366       (2,165)              171,201

   Common stock in treasury-at cost               2,951                              2,951
                                              ---------     --------              --------
                                                170,415       (2,165)              168,250
                                              ---------     --------              --------
                                              $ 347,341     $ (9,242)             $338,099
                                              =========     ========              ========

See accompanying notes to pro forma condensed consolidated financial statements.

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The notes to the pro forma unaudited condensed consolidated financial statements follow:

Pro Forma Statement of Income Adjustments

(1) Assumes net proceeds of the Vanier Sale had been invested in money market instruments.

(2)      Does not reflect the loss on the Vanier Sale.

Pro Forma Balance Sheet Adjustments

(1)      To eliminate assets acquired and liabilities assumed by Reynolds.

(2)      To record the proceeds from the Vanier Sale.

(3)      To record estimated fees and adjustments related to the Vanier Sale.

(4)      To reflect the after-tax loss on the Vanier Sale.

(5) To adjust the Financial Accounting Standards No. 106 accrual for post retirement benefits and related deferred taxes due to plan curtailment.

(6)      To accelerate related accruals for former Vanier executives.

(7)      To reflect early extinguishment of a bond issue on a Vanier facility.

         (c)     Exhibits:

         The following exhibit is filed herewith:

         EXHIBIT NO.                                        DESCRIPTION
         -----------                                        -----------
              2                   Asset Purchase Agreement dated as of December 23, 1996, by and among Vanier Graphics
                                  Corporation and The Reynolds and Reynolds Company.


                                   SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

Date: January 7, 1997

                                  AMERICAN BUSINESS PRODUCTS, INC.


                                  /s/ Richard G. Smith
                                  -------------------------------------------
                                  Richard G. Smith
                                  Vice President and Chief Financial Officer

                                 EXHIBIT INDEX


         The following exhibits are filed as part of this Report.

EXHIBIT NO.                                DESCRIPTION                                        PAGE NO.
-----------                                -----------                                        --------
     2                    Asset Purchase Agreement dated as of December 23,
                          1996, by and among Vanier Graphics Corporation and
                          The Reynolds and Reynolds Company.



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